UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07326

Gabelli Investor Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli ABC Fund

Annual Report — December 31, 2011

Morningstar® rated The Gabelli ABC Fund Class AAA Shares 4 stars overall and 5 stars for the five and ten year periods ended December 31, 2011 among 659, 596, and 411 Mid-Cap Growth funds, respectively. Morningstar RatingTM is based on risk adjusted returns.

Mario J. Gabelli, CFA

To Our Shareholders,

The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semiannual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the schedule of investments, will be available on our website at www.gabelli.com.

Performance Discussion (Unaudited)

For the year ended December 31, 2011, the net asset value (“NAV”) per Class AAA Share of The Gabelli ABC Fund increased 1.9% compared with increases of 2.1% and 0.1% for the Standard & Poor’s (“S&P”) 500 Index and the 3 month U.S. Treasury Bill Index, respectively. See page 3 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2011.

In 2011, deal activity fell 5.5% compared with 2010. In the second half of the year, merger and acquisition (“M&A”) activity totaled $1.1 trillion, a 23.9% decline from the first half. Fears over the European debt situation continued to weigh on the global financial markets, and deal activity in the fourth quarter of 2011 fell from the previous quarter. Total global M&A activity, according to Thomson Reuters M&A Review, totaled $543.8 billion in the fourth quarter compared with $569.2 billion in the third quarter of the year. Ongoing concerns about the future of the euro zone, the outlook for the global economy, and the growing domestic fiscal deficit contributed to the stagnant M&A market.

For the year, worldwide M&A activity grew by 7% to $2.6 trillion. Cross border M&A activity totaled $908.4 billion during 2011, accounting for 35.3% of overall M&A volume, unchanged compared with 2010. Cross border M&A was driven by the resources and financial sectors, which comprised nearly half of announced cross border deal volume during 2011.

In the U.S. M&A market, energy was the leading sector for deals, with volume totaling $248.7 billion for the year, accounting for 24.8% of all U.S. M&A activity during 2011 and a 23.1% increase from 2010. The healthcare sector followed, with $162.5 billion in deals announced.

Deals That Closed Within The Fund During 2011

Emergency Medical Services Corp. (“EMS”) is an operator of ambulance and physician based facilities in the United States. On February 14, 2011, the company agreed to be acquired by Clayton, Dubilier & Rice, a private equity firm. Under the terms of the agreement, EMS shareholders received $64.00 per share, valuing the total transaction at approximately $3.2 billion. The deal closed on May 25, 2011.

Danisco is a Danish developer and producer of enzymes, food ingredients, and bio-based solutions distributed globally. On January 9, 2011, the company received an offer of 665 DKK per share from domestic chemical giant Dupont, valuing the company at $5.8 billion. On April 29, 2011, Dupont raised its offer for the company and offered 700 DKK per share. The deal closed on June 17, 2011.

Beckman Coulter is a manufacturer of biomedical testing instrument systems. On February 7, 2011, the company announced that it had entered into an agreement with Danaher Corp. to be acquired for $83.50 per share. The transaction, valued at approximately $6.8 billion, closed on June 30, 2011.

National Semiconductor Corp. designs, develops, and manufactures analog and mixed signal integrated circuits and sub-systems. On April 4, 2011, the company announced that it had entered into an agreement to be acquired by Texas Instruments for $25.00 per share, valuing the total transaction at approximately $6.5 billion. The transaction was completed on September 23, 2011.

Rhodia SA is a French specialty chemicals company that develops and produces various polymers and plastics. On April 4, 2011, Belgium based Solvay announced that it had made an offer to purchase Rhodia for 31.60 Euros per share, valuing the company at 3.4 billion Euros. In addition, shareholders would also be entitled to receive a dividend of 0.50 Euros. The deal closed on August 31, 2011.

Cephalon Inc. is a biopharmaceutical company which develops products for the central nervous system, inflammatory diseases, pain, and oncology therapeutic uses. On May 2, 2011, the company announced that it had entered into an agreement with Teva Pharmaceuticals to be acquired for $81.50 per share in cash, valuing the entire transaction at roughly $6.8 billion. The deal closed on October 14, 2011.

Kinetic Concepts Inc. is a medical device company focused on the design, manufacture, marketing, and service of therapies and products for wound care, tissue regeneration, and therapeutic support system markets. On July 13, 2011, the company announced that it had entered into an agreement with a consortium of private equity funds led by APAX Partners to be acquired for $68.50 per share in cash. The transaction was valued at approximately $6.3 billion. The deal closed on November 4, 2011.

Foster’s Group Ltd. is an Australian based alcoholic and non-alcoholic beverage company whose products include beer, wine, and cider. The beer portfolio includes the Fosters brand as well as VB, Carlton Draught, Crown Lager, and Pure Blonde. It also licenses brands, including Corona and Asahi. On June 21, 2011, global beverage conglomerate SAB Miller offered to buy Foster’s for A$4.90 per share in cash or A$9.5 billion. The company quickly rejected the offer and the deal went hostile in August, when SAB Miller went directly to Foster’s shareholders. On September 21, 2011, SAB Miller increased its offer for Fosters to A$5.10 per share in cash plus a return of capital of A$0.30, which was amended to A$5.40 cash per share after a ruling by the Australian government. The deal closed on December 21, 2011.

We appreciate your confidence and trust.

February 23, 2012	Sincerely yours, Bruce N. Alpert President

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers ; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Comparative Results

Average Annual Returns through December 31, 2011 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception 5/14/93
AAA Shares (GABCX)	1.93%	3.25%	4.06%	6.48%
Advisor Shares (GADVX)	1.62	3.00	3.93	6.41
S&P 500 Index	2.11	(0.25)	2.92	7.86	(b)
Lipper U.S. Treasury Money Market Fund Average	0.01	1.12	1.46	2.83	(b)
3 Month U.S. Treasury Bill Index	0.05	1.21	1.78	3.16

In the current prospectus dated April 29, 2011, the expense ratios for the Class AAA and the Advisor Class Shares, are 0.64% and 0.89% respectively. See page 13 for the expense ratios for the year ended December 31, 2011. The Fund does not have a sales charge.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Returns would have been lower if certain expenses of the Fund had not been waived or reimbursed from April 1, 2002 through April 30, 2007. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. Dividends are considered reinvested except for the 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of the Advisor Class Shares on May 1, 2007. The actual performance of the Advisor Class Shares would have been lower due to the additional expenses associated with this class of shares.
(b)	S&P 500 Index and the Lipper U.S. Treasury Money Market Fund Average since inception performance are as of April 30, 1993.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI ABC FUND (CLASS AAA SHARES), S&P 500 INDEX, AND LIPPER U.S. TREASURY MONEY MARKET AVERAGE (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli ABC Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2011 through December 31, 2011	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return:  This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return:  This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2011.

	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli ABC Fund
Actual Fund Return
Class AAA	$1,000.00	$ 984.40	0.61%	$3.05
Advisor Class	$1,000.00	$ 982.10	0.85%	$4.25
Hypothetical 5% Return
Class AAA	$1,000.00	$1,022.13	0.61%	$3.11
Advisor Class	$1,000.00	$1,020.92	0.85%	$4.33

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2011:

The Gabelli ABC Fund

U.S. Government Obligations	40.3%
Health Care	11.9%
Computer Software and Services	10.6%
Energy and Utilities	7.9%
Aerospace	6.5%
Electronics	4.7%
Financial Services	3.3%
Food and Beverage	2.5%
Materials	2.3%
Diversified Industrial	2.2%
Retail	1.3%
Telecommunications	1.3%
Business Services	0.7%
Metals and Mining	0.6%
Cable and Satellite	0.5%
Equipment and Supplies	0.4%
Semiconductors	0.4%

Wireless Communications	0.4%
Consumer Products	0.4%
Consumer Services	0.4%
Entertainment	0.4%
Specialty Chemicals	0.4%
Hotels and Gaming	0.3%
Automotive	0.2%
Broadcasting	0.2%
Communications Equipment	0.1%
Computer Hardware	0.1%
Automotive: Parts and Accessories	0.1%
Environmental Control	0.0%
Publishing	0.0%
Real Estate	0.0%
Home Furnishings	0.0%
Other Assets and Liabilities (Net)	(0.4)%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli ABC Fund

Schedule of Investments — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 58.8%
	Aerospace — 6.5%
44,000	Exelis Inc.	$563,201	$398,200
255,000	Goodrich Corp.	30,890,209	31,543,500
5,880	Kratos Defense & Security Solutions Inc.†	73,307	35,104

		31,526,717	31,976,804

	Automotive — 0.2%
110,000	Ford Motor Co.†	1,288,549	1,183,600

	Automotive: Parts and Accessories — 0.1%
8,000	Midas Inc.†	73,653	68,720
10,000	Strattec Security Corp.	137,268	199,500

		210,921	268,220

	Broadcasting — 0.2%
9,000	Cogeco Inc.	175,303	427,494
10,000	Fisher Communications Inc.†	143,186	288,300
787	Granite Broadcasting Corp.† (a)	9,454	0
500	Liberty Media Corp. - Liberty Capital, Cl. A†	5,171	39,025
14,000	LIN TV Corp., Cl. A†	17,294	59,220
6,000	Salem Communications Corp., Cl. A†	12,311	15,420

		362,719	829,459

	Business Services — 0.4%
13,000	Ascent Capital Group Inc., Cl. A†	320,449	659,360
40,000	Diebold Inc.	1,334,310	1,202,800
7,200	GTSI Corp.†	38,133	30,240

		1,692,892	1,892,400

	Cable and Satellite — 0.5%
5,000	AMC Networks Inc., Cl. A†	114,088	187,900
142,000	British Sky Broadcasting Group plc	1,560,922	1,615,340
15,000	Cablevision Systems Corp., Cl. A	195,194	213,300
7,001	DIRECTV, Cl. A†	109,830	299,363
5,000	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	49,150	15,026

		2,029,184	2,330,929

	Communications Equipment — 0.1%
60,000	Tekelec†	659,300	655,800

	Computer Hardware — 0.1%
2,000	International Business Machines Corp.	293,363	367,760
6,000	Seagate Technology plc	86,225	98,400

		379,588	466,160

	Computer Software and Services — 10.0%
85,000	Blue Coat Systems Inc.†	2,141,185	2,163,250
140,700	DemandTec Inc.†	1,847,195	1,853,019

Shares		Cost	Market Value

6,000	eBay Inc.†	$181,440	$181,980
6,000	Fidelity National Information Services Inc.	140,222	159,540
430,000	Magma Design Automation Inc.†	3,081,865	3,087,400
5,000	Mentor Graphics Corp.†	38,676	67,800
5,000	Micro Focus International plc	29,995	29,988
1,000	Orc Group AB	12,617	12,496
431,022	RightNow Technologies Inc.†	18,467,458	18,417,570
7,000	SanDisk Corp.†	67,761	344,470
525,000	SuccessFactors Inc.†	20,865,756	20,931,750
690	VeriFone Systems Inc.†	21,803	24,509
115,000	Yahoo! Inc.†	2,212,461	1,854,950

		49,108,434	49,128,722

	Consumer Products — 0.4%
35,000	Avon Products Inc.	1,026,531	611,450
30,000	Harman International Industries Inc.	1,231,397	1,141,200
12,000	Heelys Inc.†	35,555	22,200
3,500	The Clorox Co.	243,113	232,960

		2,536,596	2,007,810

	Consumer Services — 0.4%
1,000	Dollar Thrifty Automotive Group Inc.†	52,663	70,260
100,000	RSC Holdings Inc.†	1,791,910	1,850,000

		1,844,573	1,920,260

	Diversified Industrial — 2.2%
40,000	Charter International plc	512,674	587,029
21,000	Fortune Brands Home & Security Inc.†	276,555	357,630
97,000	Handy & Harman Ltd.†	700,687	960,300
2,000	Honeywell International Inc.	78,160	108,700
20,000	ITT Corp.	438,330	386,600
30,000	Katy Industries Inc.†	23,299	10,275
1,000	MOCON Inc.	13,496	15,940
43,000	Myers Industries Inc.	456,389	530,620
265,000	National Patent Development Corp.†	662,500	500,850
160,000	Smiths Group plc	3,114,705	2,273,574
90,000	Tyco International Ltd.	3,499,517	4,203,900
88,000	Wavin NV†	1,091,107	1,081,991

		10,867,419	11,017,409

	Electronics — 4.7%
500	Aleo Solar AG†	16,389	13,848
70,000	Alliance Semiconductor Corp.†	240,731	9,100
23,000	Emulex Corp.†	208,125	157,780
2,500	International Rectifier Corp.†	33,311	48,550
100,400	Laird plc	313,490	240,429
13,000	MoSys Inc.†	49,729	54,600
400,000	Netlogic Microsystems Inc.†	19,263,690	19,828,000

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Electronics (Continued)
25,000	Pulse Electronics Corp.	$108,181	$70,000
10,000	Texas Instruments Inc.	250,610	291,100
16,000	Thomas & Betts Corp.†	742,067	873,600
80,000	Zygo Corp.†	769,945	1,412,000

		21,996,268	22,999,007

	Energy and Utilities — 7.8%
8,382	AGL Resources Inc.	336,453	354,223
3,600	Anadarko Petroleum Corp.	115,854	274,788
79,200	Atlas Energy LP	1,170,159	1,924,560
69,350	Central Vermont Public Service Corp.	2,430,648	2,434,185
10,000	Complete Production Services Inc.†	283,396	335,600
50,000	Dart Energy Ltd.†	43,038	18,410
335,000	Dragon Oil plc	2,083,667	2,381,449
120,000	Dynegy Inc.†	577,958	332,400
35,000	El Paso Corp.	848,341	929,950
39,000	Endesa SA	975,681	800,039
4,778	Ensco plc, ADR	255,862	224,184
1,500	EXCO Resources Inc.	29,635	15,675
3,200	Exxon Mobil Corp.	182,544	271,232
42,000	GDF Suez	0	54
30,000	GenOn Energy Inc.†	179,499	78,300
250,000	GenOn Energy Inc., Escrow† (a)	0	0
1,000	Grande Cache Coal Corp.†	9,825	9,728
20,000	Great Plains Energy Inc.	273,688	435,600
15,000	Heritage Oil plc†	76,788	44,843
4,000	Hess Corp.	268,034	227,200
4,000	Iberdrola SA	54,698	25,051
59,000	National Fuel Gas Co.	3,560,428	3,279,220
200	Newave Energy Holding SA†	11,945	11,839
34,000	NorthWestern Corp.	856,818	1,216,860
40,000	NRG Energy Inc.†	966,620	724,800
5,000	Occidental Petroleum Corp.	396,295	468,500
1,000	Origin Energy Ltd.	15,738	13,644
85,000	Progress Energy Inc.	3,780,639	4,761,700
25,000	Progress Energy Inc., CVO†	13,000	18,350
388,000	Southern Union Co.	13,443,147	16,338,680
10,000	TGC Industries Inc.†	75,227	71,400
1,200	Walter Energy Inc.	81,923	72,672
95,000	WesternZagros Resources Ltd.†	350,101	62,479

		33,747,649	38,157,615

	Entertainment — 0.4%
1,001	Chestnut Hill Ventures† (a)	3,749	66,144
2,000	Discovery Communications Inc., Cl. A†	34,253	81,940
2,000	Discovery Communications Inc., Cl. C†	36,926	75,400

Shares		Cost	Market Value

12,000	Electronic Arts Inc.†	$196,817	$247,200
60,000	Take-Two Interactive Software Inc.†	525,812	813,000
3,000	The Madison Square Garden Co., Cl. A†	46,956	85,920
25,000	Vivendi SA	621,338	547,467

		1,465,851	1,917,071

	Environmental Control — 0.0%
10,000	WCA Waste Corp.†	63,950	65,100

	Equipment and Supplies — 0.4%
18,000	Baldwin Technology Co. Inc., Cl. A†	42,840	16,220
500,000	Gerber Scientific Inc., Escrow† (a)	0	5,000
1,138,800	Kverneland ASA†	2,036,069	2,027,842
8,000	The L.S. Starrett Co., Cl. A	87,850	102,800

		2,166,759	2,151,862

	Financial Services — 3.3%
132,000	AllianceBernstein Holding LP	3,116,802	1,726,560
1,500	Argo Group International Holdings Ltd.	39,700	43,440
34,000	Artio Global Investors Inc.	645,695	165,920
5,000	CNinsure Inc., ADR†	85,842	34,600
30,000	Delphi Financial Group Inc., Cl. A	1,319,320	1,329,000
25,000	H&R Block Inc.	373,078	408,250
146,992	Harleysville Group Inc.	8,682,502	8,315,337
60,000	KKR & Co. LP	349,003	769,800
2,200	Leucadia National Corp.	22,128	50,028
2,800	M&T Bank Corp.	239,122	213,752
500	MasterCard Inc., Cl. A	99,816	186,410
2,000	NYSE Euronext	64,081	52,200
15,000	Oritani Financial Corp.	153,087	191,550
4,000	PNC Financial Services Group Inc.	116,300	230,680
1,000	Provident New York Bancorp	9,076	6,640
105,000	SLM Corp.	1,556,444	1,407,000
2,500	Steel Excel Inc.†	73,770	60,000
55,000	The Charles Schwab Corp.	884,234	619,300
3,700	The Goldman Sachs Group Inc.	458,420	334,591
5,000	Transatlantic Holdings Inc.	238,613	273,650

		18,527,033	16,418,708

	Food and Beverage — 2.5%
20,000	Beam Inc.	922,120	1,024,600
2,000	Corn Products International Inc.	42,847	105,180
2,340,000	Parmalat SpA	8,721,351	4,027,956
5,500	Pernod-Ricard SA	425,711	510,102
20,000	Ralcorp Holdings Inc.†	1,651,427	1,710,000
12,201	Remy Cointreau SA	580,470	980,470
200,023	Sara Lee Corp.	3,482,275	3,784,435

		15,826,201	12,142,743

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Health Care — 11.8%
500	Actelion Ltd.†	$25,874	$17,167
468	Allergan Inc.	27,202	41,062
80,000	American Dental Partners Inc.†	1,493,933	1,506,400
4,000	ArthroCare Corp.†	51,808	126,720
1,600	Biogen Idec Inc.†	74,737	176,080
9,987	Grifols SA, ADR†	70,362	55,228
241,016	Healthspring Inc.†	12,991,087	13,145,013
30,000	Indevus Pharmaceuticals Inc., Escrow† (a)	0	33,000
500	Mead Johnson Nutrition Co.	12,000	34,365
2,000	Medco Health Solutions Inc.†	116,743	111,800
28,000	Merck & Co. Inc.	628,364	1,055,600
179,000	Pharmasset Inc.†	24,109,174	22,947,800
770,000	Q-Med AB, Escrow† (a)	0	0
265,000	Smith & Nephew plc	2,943,188	2,574,194
230,000	SonoSite Inc.†	12,367,472	12,387,800
3,000	Synovis Life Technologies Inc.†	83,355	83,490
6,000	Synthes Inc. (b)	1,008,192	1,006,068
1,000	UCB SA†	25,081	42,108
224,000	WuXi PharmaTech Cayman Inc., ADR†	4,337,808	2,472,960

		60,366,380	57,816,855

	Hotels and Gaming — 0.3%
5,000	Churchill Downs Inc.	206,051	260,650
5,000	MGM Resorts International†	33,612	52,150
34,058	Sonesta International Hotels Corp., Cl. A†	1,053,147	1,045,581

		1,292,810	1,358,381

	Materials — 2.3%
4,000	CIMPOR - Cimentos de Portugal SGPS SA	27,782	27,526
360,000	Temple-Inland Inc.	11,332,266	11,415,600

		11,360,048	11,443,126

	Metals and Mining — 0.6%
20,000	Alcoa Inc.	183,469	173,000
4,000	Allegheny Technologies Inc.	283,720	191,200
10,000	Anvil Mining Ltd.†	72,249	72,049
20,000	Camino Minerals Corp.†	3,744	2,650
11,000	Commercial Metals Co.	154,748	152,130
4,000	Freeport-McMoRan Copper & Gold Inc.	163,516	147,160
10,000	Gold Fields Ltd., ADR	127,424	152,500
2,000	Jaguar Mining Inc.†	14,184	12,760
1,000	Lundin Mining Corp.†	7,874	3,799
23,000	Newmont Mining Corp.	1,247,728	1,380,230
8,000	NovaGold Resources Inc.†	22,280	67,840
15,000	Pilot Gold Inc.†	45,878	18,994

Shares		Cost	Market Value

500	Quadra FNX Mining Ltd.†	$7,688	$7,401
11,000	Vulcan Materials Co.	428,239	432,850

		2,762,741	2,814,563

	Publishing — 0.0%
1,000	PagesJaunes Groupe	10,651	3,630

	Real Estate — 0.0%
500	ECO Business-Immobilien AG†	3,961	3,016

	Retail — 1.3%
150,000	99 Cents Only Stores†	3,249,712	3,292,500
12,000	Casey’s General Stores Inc.	473,099	618,120
4,000	Charming Shoppes Inc.†	18,258	19,600
32,000	Denny’s Corp.†	107,320	120,320
30,000	Macy’s Inc.	571,786	965,400
80,000	McCormick & Schmick’s Seafood Restaurants Inc.†	699,385	699,200
1,000	Morton’s Restaurant Group Inc.†	6,845	6,880
4,000	Pier 1 Imports Inc.†	27,590	55,720
1,000	Saks Inc.†	1,720	9,750
85,000	Winn-Dixie Stores Inc.†	792,318	797,300

		5,948,033	6,584,790

	Semiconductors — 0.4%
300,000	Advanced Analogic Technologies Inc.†	1,738,534	1,734,000
2,500	LTX-Credence Corp.†	18,894	13,375
7,000	Novellus Systems Inc.†	286,889	289,030

		2,044,317	2,036,405

	Specialty Chemicals — 0.4%
3,000	Airgas Inc.	187,580	234,240
7,500	International Flavors & Fragrances Inc.	362,584	393,150
15,000	Monsanto Co.	748,529	1,051,050
1,000	SGL Carbon SE†	57,689	49,298

		1,356,382	1,727,738

	Telecommunications — 1.1%
3,000	AboveNet Inc.†	164,889	195,030
300,000	Asia Satellite Telecommunications Holdings Ltd.	683,347	602,580
27,000	BCE Inc.	685,483	1,125,090
24,000	CenturyLink Inc.	926,640	892,800
33,000	Corning Inc.	401,465	428,340
74,000	Portugal Telecom SGPS SA	812,012	426,196
6,000	RuggedCom Inc.†	130,799	141,939
3,000	Telegroup Inc.† (a)	32	0
7,000	Telephone & Data Systems Inc.	206,831	181,230
6,000	Verizon Communications Inc.	193,532	240,720
43,000	Xylem Inc.	1,288,958	1,104,670

		5,493,988	5,338,595

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Wireless Communications — 0.4%
500	American Tower Corp., Cl. A	$7,707	$30,005
14,000	Metricom Inc.† (a)	1,680	32
42,000	Motorola Mobility Holdings Inc.†	1,602,305	1,629,600
8,100	United States Cellular Corp.†	308,699	353,403
50,000	Winstar Communications Inc.† (a)	2,125	50

		1,922,516	2,013,090

	TOTAL COMMON STOCKS	288,862,430	288,669,868

	PREFERRED STOCKS — 0.0%
	Communications Equipment — 0.0%
1,000	RSL Communications Ltd. 7.500%, Cv. Pfd.† (a)(b)(c)	93	0
2,000	7.500%, Cv. Pfd., Ser. A† (a)	185	0

		278	0

	Home Furnishings — 0.0%
8,000	O’Sullivan Industries Holdings Inc., 12.000% Pfd.† (a)	4,750	0

	Telecommunications — 0.0%
6,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	144,109	233,160

	TOTAL PREFERRED STOCKS	149,137	233,160

	RIGHTS — 0.1%
	Health Care — 0.1%
110,600	Adolor Corp., expire 07/01/19†	0	57,512
135,000	American Medical Alert Corp. (a)	0	1,350
10,000	Clinical Data Inc., CVR, expire 04/14/18† (a)	0	9,500
390,015	Sanofi, CVR, expire 12/31/20†	678,780	468,018

	TOTAL RIGHTS	678,780	536,380

	WARRANTS — 0.0%
	Automotive: Parts and Accessories — 0.0%
377	Federal-Mogul Corp., expire 12/27/14†	14,912	45

	Broadcasting — 0.0%
1,969	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (a)	0	0
1,969	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (a)	0	0

		0	0

	TOTAL WARRANTS	14,912	45

Principal Amount		Cost	Market Value

	CONVERTIBLE CORPORATE BONDS — 1.1%
	Aerospace — 0.0%
$100,000	GenCorp Inc., Sub. Deb. Cv., 4.063%, 12/31/39	$74,895	$90,625

	Business Services — 0.3%
1,500,000	The Interpublic Group of Companies Inc., Cv., 4.250%, 03/15/23	1,387,439	1,524,375

	Computer Software and Services — 0.6%
2,800,000	SanDisk Corp., Cv., 1.000%, 05/15/13	2,418,497	2,740,500

	Diversified Industrial — 0.0%
200,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14	200,000	209,500

	Telecommunications — 0.2%
1,000,000	NII Holdings Inc., Cv., 3.125%, 06/15/12	991,833	1,011,250

	TOTAL CONVERTIBLE CORPORATE BONDS	5,072,664	5,576,250

	CORPORATE BONDS — 0.1%
	Computer Software and Services — 0.0%
100,000	Exodus Communications Inc., Sub. Deb., 5.250%, 02/15/12† (a)	2,250	2,250

	Energy and Utilities — 0.1%
800,000	Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15	630,644	280,000

	Retail — 0.0%
500,000	The Great Atlantic & Pacific Tea Co. Inc., 5.125%, 06/15/12†	402,273	10,000

	TOTAL CORPORATE BONDS	1,035,167	292,250

	U.S. GOVERNMENT OBLIGATIONS — 40.3%
	U.S. Treasury Bills — 40.3%
198,514,000	U.S. Treasury Bills, 0.015% to 0.070%††, 01/12/12 to 06/21/12 (d)	198,487,663	198,487,643

	TOTAL U.S. GOVERNMENT OBLIGATIONS	198,487,663	198,487,643

	TOTAL INVESTMENTS — 100.4%	$494,300,753	$493,795,596

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2011

Principal Amount		Settlement Date	Unrealized Appreciation

	FORWARD FOREIGN EXCHANGE CONTRACTS — 0.0%
$8,000,000 (e)	Deliver Euros in exchange for United States Dollars 10,463,201 (f)	01/27/12	$107,235

Notional Amount		Termination Date	Unrealized Depreciation

	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENT — (0.0)%
$26,019
(2,000 Shares)	Hamworthy plc	11/27/12	(427)

	Other Assets and Liabilities (Net) — (0.4)%		(1,810,523)

	NET ASSETS — 100.0%		$492,091,881

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2011, the market value of fair valued securities amounted to $117,326 or 0.02% of net assets.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the market value of Rule 144A securities amounted to $1,006,068 or 0.20% of net assets.
(c)	Illiquid security.
(d)	At December 31, 2011, $20,750,000 of the principal amount was pledged as collateral for forward foreign exchange contracts and equity contract for difference swap agreements.
(e)	Principal amount denoted in Euros.
(f)	At December 31, 2011, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
Cv.	Convertible
CVO	Contingent Value Obligation
CVR	Contingent Value Right

See accompanying notes to financial statements.

The Gabelli ABC Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (cost $494,300,753)	$493,795,596
Receivable for Fund shares sold	1,945,543
Receivable for investments sold	1,594,209
Dividends and interest receivable	373,272
Unrealized appreciation on forward foreign exchange contracts	107,235
Prepaid expenses	25,326

Total Assets	497,841,181

Liabilities:
Payable to custodian	46,562
Payable for investments purchased	3,903,367
Payable for Fund shares redeemed	1,404,352
Payable for investment advisory fees	204,204
Payable for distribution fees	54,337
Payable for accounting fees	3,750
Unrealized depreciation on swap contracts	427
Other accrued expenses	132,301

Total Liabilities	5,749,300

Net Assets (applicable to 50,592,963 shares outstanding)	$492,091,881

Net Assets Consist of:
Paid-in capital	$493,764,437
Undistributed net investment income	126,129
Accumulated distributions in excess of net realized gain on investments, swap contracts, securities sold short, and foreign currency transactions	(1,396,945)
Net unrealized depreciation on investments	(505,157)
Unrealized depreciation on swap contracts	(427)
Net unrealized appreciation on foreign currency translations	103,844

Net Assets	$492,091,881

Shares of Capital Stock, each at $0.001 par value; 500,000,000 shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($247,060,124 ÷ 25,311,852 shares outstanding)	$9.76

Advisor Class:
Net Asset Value, offering, and redemption price per share ($245,031,757 ÷ 25,281,111 shares outstanding)	$9.69

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $107,463)	$3,015,749
Interest	746,784

Total Investment Income	3,762,533

Expenses:
Investment advisory fees	2,627,493
Distribution fees – Advisor Class	782,020
Shareholder services fees	192,264
Custodian fees	109,054
Shareholder communications expenses	80,002
Directors’ fees	72,104
Registration expenses	68,895
Accounting fees	45,000
Legal and audit fees	12,186
Interest expense	523
Miscellaneous expenses	45,578

Total Expenses	4,035,119

Less:
Custodian fee credits	(1,415)

Net Expenses	4,033,704

Net Investment Loss	(271,171)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency:
Net realized gain on investments	14,969,959
Net realized gain on swap contracts	36,885
Net realized gain on securities sold short	95,550
Net realized gain on foreign currency transactions	946,847

Net realized gain on investments, swap contracts, securities sold short, and foreign currency transactions	16,049,241

Net change in unrealized appreciation/depreciation:
on investments	(8,461,420)
on swap contracts	(427)
on foreign currency translations	(81,362)

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	(8,543,209)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency	7,506,032

Net Increase in Net Assets Resulting from Operations	$7,234,861

See accompanying notes to financial statements.

The Gabelli ABC Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations:
Net investment loss	$(271,171)	$(873,691)
Net realized gain on investments, swap contracts, securities sold short, and foreign currency transactions	16,049,241	13,440,612
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	(8,543,209)	5,921,385

Net Increase in Net Assets Resulting from Operations	7,234,861	18,488,306

Distributions to Shareholders:
Net investment income
Class AAA	(1,608,389)	—
Advisor Class	(1,267,068)	—

	(2,875,457)	—

Net realized gain
Class AAA	(4,025,834)	(3,282,216)
Advisor Class	(5,132,991)	(6,128,875)

	(9,158,825)	(9,411,091)

Total Distributions to Shareholders	(12,034,282)	(9,411,091)

Capital Share Transactions:
Class AAA	73,365,288	(74,597,540)
Advisor Class	(23,437,293)	97,370,017

Net Increase in Net Assets from Capital Share Transactions	49,927,995	22,772,477

Redemption Fees	22,381	1,189

Net Increase in Net Assets	45,150,955	31,850,881
Net Assets:
Beginning of period	446,940,926	415,090,045

End of period (including undistributed net investment income of $126,129 and $115,519, respectively)	$492,091,881	$446,940,926

See accompanying notes to financial statements.

The Gabelli ABC Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations				Distributions								Ratios to Average Net Assets/ Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital (b)	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Fees Waived	Operating Expenses Net of Fees Waived††(c)	Portfolio Turnover Rate†††
Class AAA
2011	$9.86	$(0.01)		$0.20	$0.19	$(0.08)	$(0.21)	—	$(0.29)	$0.00	$9.76	1.9%	$247,060	(0.06)%	0.62%	0.62%	276%
2010	9.69	(0.01)		0.41	0.40	—	(0.23)	—	(0.23)	0.00	9.86	4.1	176,169	(0.07)	0.64	0.64	363
2009	9.28	(0.01)		0.57	0.56	—	(0.15)	$(0.00)	(0.15)	0.00	9.69	6.0	244,255	(0.06)	0.66	0.66	472
2008	9.80	0.11		(0.37)	(0.26)	(0.09)	(0.17)	—	(0.26)	0.00	9.28	(2.6)	129,687	1.11	0.64	0.64	472
2007	10.00	0.16		0.55	0.71	(0.17)	(0.74)	—	(0.91)	0.00	9.80	7.1	176,322	1.50	0.79	0.65	204
Advisor Class
2011	$9.79	$(0.00	)(b)	$0.16	$0.16	$(0.05)	$(0.21)	—	$(0.26)	$0.00	$9.69	1.6%	$245,032	(0.05)%	0.87%	0.87%	276%
2010	9.65	(0.03)		0.40	0.37	—	(0.23)	—	(0.23)	0.00	9.79	3.8	270,772	(0.31)	0.89	0.89	363
2009	9.26	(0.03)		0.57	0.54	—	(0.15)	$(0.00)	(0.15)	0.00	9.65	5.8	170,835	(0.32)	0.91	0.91	472
2008	9.79	0.09		(0.37)	(0.28)	(0.08)	(0.17)	—	(0.25)	0.00	9.26	(2.8)	49,478	0.92	0.89	0.89	472
2007(d)	10.33	0.12		0.24	0.36	(0.16)	(0.74)	—	(0.90)	0.00	9.79	3.5	6,946	1.74 (e)	0.89 (e)	0.92 (e)	204

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions. Total return for a period of less than one year is not annualized.
††	The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended December 31, 2008 and 2007 would have been 0.63% and 0.63%, respectively, for Class AAA. The expense ratios for the year ended December 31, 2008 and the period ended December 31, 2007 would have been 0.88% and 0.89%, respectively, for the Advisor Class. For the year ended December 31, 2011, 2010 and 2009, the effect of Custodian Fee Credits was minimal.
†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2007, would have been 439%.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund incurred interest expense during the year ended December 31, 2007. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 0.63% for Class AAA and 0.88% for the period ended December 31, 2007 for the Advisor Class. For the years ended December 31, 2011, 2009, and 2008, the effect of interest expense was minimal. For the year ended December 31, 2010, there was no interest expense.
(d)	From the commencement of offering Advisor Class Shares on May 1, 2007 through December 31, 2007.
(e)	Annualized.

See accompanying notes to financial statements.

The Gabelli ABC Fund

Notes to Financial Statements

1.  Organization.  The Gabelli ABC Fund, a series of Gabelli Investor Funds, Inc. (the “Corporation”), was incorporated on October 30, 1992 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund commenced investment operations on May 14, 1993.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$829,459	—	$0	$829,459
Energy and Utilities	38,157,615	—	0	38,157,615
Entertainment	1,850,927	—	66,144	1,917,071
Equipment and Supplies	2,146,862	—	5,000	2,151,862
Health Care	57,783,855	—	33,000	57,816,855
Telecommunications	5,338,595	—	0	5,338,595
Wireless Communications	2,013,040	—	50	2,013,090
Other Industries (a)	180,445,321	—	—	180,445,321
Total Common Stocks	288,565,674	—	104,194	288,669,868
Preferred Stocks:
Communications Equipment	—	—	0	0
Home Furnishings	—	—	0	0
Other Industries (a)	233,160	—	—	233,160
Total Preferred Stocks	233,160	—	0	233,160
Rights:
Health Care	468,018	—	68,362	536,380
Warrants:
Automotive: Parts and Accessories	45	—	—	45
Broadcasting	—	—	0	0
Total Warrants	45	—	0	45
Convertible Corporate Bonds (a)	—	5,576,250	—	5,576,250
Corporate Bonds (a)	—	290,000	2,250	292,250
U.S. Government Obligations	—	198,487,643	—	198,487,643
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$289,266,897	$204,353,893	$174,806	$493,795,596

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/11
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation): *
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward Foreign Exchange Contract	$—	$107,235	$—	$107,235
LIABILITIES (Unrealized Depreciation): *
EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$(427)	$—	$(427)
TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$106,808	$—	$106,808

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2011. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/11†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—
Energy and Utilities	0	—	—	—	—	—	—	—	0	—
Entertainment	45,596	—	—	20,548	—	—	—	—	66,144	20,548
Equipment and Supplies	—	—	—	5,000	0	—	—	—	5,000	5,000
Healthcare	33,000	—	—	—	0	—	—	—	33,000	—
Telecommunications	0	—	—	—	—	—	—	—	0	—
Wireless Communications	78	—	—	—	—	—	—	(28)	50	—
Total Common Stocks	78,674	—	—	25,548	0	—	—	(28)	104,194	25,548
Preferred Stocks:
Communications Equipment	0	—	—	—	—	—	—	—	0	—
Home Furnishings	0	—	—	—	—	—	—	—	0	—
Total Preferred Stocks	0	—	—	—	—	—	—	—	0	—
Rights:
Healthcare	—	—	—	68,362	0	—	—	—	68,362	68,362
Total Rights	—	—	—	68,362	0	—	—	—	68,362	68,362
Warrants:
Broadcasting	0	—	—	—	—	—	—	—	0	—
Total Warrants	0	—	—	—	—	—	—	—	0	—
Convertible Corporate Bonds	224,280	—	—	—	—	—	—	(224,280)	—	—
Corporate Bonds	2,250	—	—	—	—	(0)	—	—	2,250	—
TOTAL INVESTMENTS IN SECURITIES	$305,204	$—	$—	$93,910	$0	$(0)	$—	$(224,308)	$174,806	$93,910

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements.  The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Fund has entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at December 31, 2011 are reflected within the Schedule of Investments and further details as follows:

Notional Amount		Equity Security Received	Interest Rate/ Equity Security Paid	Termination Date	Net Unrealized Depreciation
		Market Value	Twelve months LIBOR plus 90 bps plus
		Appreciation on:	Market Value Depreciation on:
$26,019	(2,000 Shares)	Hamworthy plc	Hamworthy plc	11/27/12	$(427)

The Fund’s volume of activity in equity contract for difference swap agreements from September 22, 2011 through the year ended December 31, 2011 had an average monthly notional amount of approximately $2,096,982.

As of December 31, 2011, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Liabilities, Unrealized depreciation on swap contracts. For the year ended December 31, 2011, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized depreciation on swap contracts.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at December 31, 2011 are reflected within the Schedule of Investments.

The Fund’s volume of activity in forward foreign currency contracts during the year ended December 31, 2011 had an average monthly notional amount of approximately $22,554,123.

As of December 31, 2011, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on forward foreign exchange contracts. For the year ended December 31, 2011, the effect of forward foreign exchange contracts can be found in the

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency, within Net realized gain on foreign currency transactions and Net change in unrealized depreciation on foreign currency translations.

Securities Sold Short.  The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2011, there were no short sales outstanding.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of December 31, 2011, refer to the Schedule of Investments.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses.  Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders.  Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, recharacterization of distributions, adjustments on sales and income from hybrid securities, reclassifications of gains on swaps, mark-to-market adjustments on investments in passive foreign investment companies, and interest accrued on defaulted securities. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2011, reclassifications were made to increase undistributed net investment income by $3,157,238 and decrease accumulated distributions in excess of net realized gain on investments, swap contracts, securities sold short, and foreign currency transactions by $6,757,539, with an offsetting adjustment to paid-in capital.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$10,928,174	$9,080,877
Net long-term capital gains	1,106,108	330,214

Total distributions paid	$12,034,282	$9,411,091

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments and foreign currency translations	$(1,583,824)
Other temporary differences*	(88,732)

Total	$(1,672,556)

*	Other temporary differences are primarily due to interest accrued on defaulted securities.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2011, the temporary difference between book basis and tax basis net unrealized depreciation on investments was primarily due to deferral of losses from wash sales for tax purposes and basis adjustments on investments in partnerships and passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized depreciation at December 31, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$495,375,602	$17,138,423	$(18,718,429)	$(1,580,006)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

threshold. For the year ended December 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.50% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive a $2,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Distribution Plan.  The Fund’s Board has adopted a distribution plan (the “Plan”) for the Advisor Class Shares pursuant to Rule 12b-1 under the 1940 Act. G.distributors, LLC serves as successor “Distributor” to Gabelli & Company, Inc. (“Gabelli & Co.”) effective August 1, 2011, both affiliates of the Fund. Under the Advisor Class Share Plan, payment is authorized to the Distributor at an annual rate of 0.25% of the average daily net assets of the Advisor Class Shares, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5.  Portfolio Securities.  Purchases and sales of securities during the year ended December 31, 2011, other than short-term securities and U.S. Government obligations, aggregated $887,310,693 and $850,793,100, respectively.

6.  Transactions with Affiliates.  During the year ended December 31, 2011, the Fund paid brokerage commissions on security trades of $362,417 to Gabelli & Co.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2011, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7.  Line of Credit.  The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the LIBOR rate plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended December 31, 2011, there were no borrowings under the line of credit.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

8.  Capital Stock.  The Fund offers Class AAA Shares and Advisor Class Shares to investors without a front-end sales charge. Class AAA Shares are available directly through the Distributor or through the Fund’s transfer agent. Advisor Class Shares are available through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2011 and 2010 amounted to $22,381 and $1,189, respectively. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	15,198,919	$151,363,610	9,130,222	$89,410,498
Shares issued upon reinvestment of distributions	574,648	5,591,340	330,498	3,258,713
Shares redeemed	(8,331,121)	(83,589,662)	(16,793,587)	(167,266,751)

Net increase/(decrease)	7,442,446	$73,365,288	(7,332,867)	$(74,597,540)

Advisor Class
Shares sold	20,808,154	$207,003,533	20,277,673	$198,052,358
Shares issued upon reinvestment of distributions	453,459	4,380,417	501,624	4,910,894
Shares redeemed	(23,652,112)	(234,821,243)	(10,815,781)	(105,593,235)

Net increase/(decrease)	(2,390,499)	$(23,437,293)	9,963,516	$97,370,017

9.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

11.  Subsequent Events.  Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli ABC Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Gabelli Investor Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli ABC Fund (the “Fund”), the sole series of Gabelli Investor Funds, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the Fund’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli ABC Fund, the sole series of Gabelli Investor Funds, Inc., at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 28, 2012

The Gabelli ABC Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli ABC Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:
Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 69	Since 1993	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company)

INDEPENDENT DIRECTORS[5]:
Anthony J. Colavita Director Age: 76	Since 1993	35	President of the law firm of Anthony J. Colavita, P.C.	—
Vincent D. Enright Director Age: 68	Since 1993	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc.; and until September 2006, Director of Aphton Corporation (pharmaceuticals)
Mary E. Hauck Director Age: 69	Since 2000	3	Retired Senior Manager of the Gabelli O’Connor Fixed Income Mutual Funds Management Company	—
Kuni Nakamura Director Age: 43	Since 2009	10	President of Advanced Polymer, Inc. (chemical wholesale company)	—
Werner J. Roeder, MD Director Age: 71	Since 1993	22	Medical Director of Lawrence Hospital and practicing private physician	—

The Gabelli ABC Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President, and Secretary, Acting Chief Compliance Officer Age: 60	Since 2003 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008
Agnes Mullady Treasurer Age: 53	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2011 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2011, the Fund paid to shareholders an ordinary income distribution (comprised of net investment income and short-term capital gains) totaling $0.251 and $0.244 per share for Class AAA and Advisor Class, respectively, and long-term capital gains totaling $1,106,108 or the maximum allowable. The distributions of long-term capital gains have been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2011, 11.53% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 20.10% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 89.28% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 94.08% of the ordinary income distribution as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during 2011 which was derived from U.S. Treasury securities was 1.03%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2011. The percentage of U.S. Government securities held as of December 31, 2011 was 40.34%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The Gabelli ABC Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA

Chairman and Chief Executive Officer

GAMCO Investors, Inc.

Anthony J. Colavita

President

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice President

and Chief Financial Officer

KeySpan Corp.

Mary E. Hauck

Former Senior Portfolio Manager

Gabelli-O’Connor Fixed Income

Mutual Fund Management Co.

Kuni Nakamura

President

Advanced Polymer, Inc.

Werner J. Roeder, MD

Medical Director

Lawrence Hospital

Officers
Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer	Agnes Mullady Treasurer

Distributor
G.distributors, LLC

Custodian, Transfer Agent, and Dividend Disbursing Agent
State Street Bank and Trust Company

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB408Q411AR

The

Gabelli

ABC

Fund

Morningstar® rated The Gabelli ABC Fund Class AAA Shares 4 stars overall and 5 stars for the five and ten year periods ended December 31, 2011 among 659, 596, and 411 Mid-Cap Growth funds, respectively. Morningstar RatingTM is based on risk adjusted returns.

ANNUAL REPORT

DECEMBER 31, 2011

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $22,000 for 2010 and $22,000 for 2011.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2011.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,100 for 2010 and $3,200 for 2011. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	0%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $8,100 for 2010 and $49,500 for 2011.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli Investor Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/9/12

*	Print the name and title of each signing officer under his or her signature.